SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
 (Amendment No.  )

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☐      Soliciting Material Under Rule 14a-12

PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

(Name of Registrant as Specified in its Charter) Brigade Leveraged Capital Structures Fund Ltd. Brigade Capital Management, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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On July 10, 2012, Brigade Capital Management, LLC gave a presentation to Institutional Shareholder Services (ISS). Slides for the presentation to ISS are attached hereto.

PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

Proxy Contest for Preferred Shares
Trustee
July 10, 2012
Presentation to ISS
Brigade Capital Management, LLC.

PIMCO Funds
❑  PIMCO Income Strategy Fund (PFL) and PIMCO Income Strategy Fund II
 (PFN) - (“Funds”)
 – Description: Seek high current income, consistent with capital preservation.
 – Fund Highlights: Ordinarily invests in a diversified portfolio of floating and/or fixed-
 rate debt instruments.
 – Flexibility: Has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment-grade securities; may choose to focus more heavily or exclusively on either asset class or rating quality at any time, based on assessments of relative values, market conditions and other factors.
❑  Total Fund Assets (as of 3/31/2012)
	PFL	PFN
Common	$268.6 million	$571.8 million
Preferred	78.9	161.0
Total	$347.5 million	$732.8 million
Source: www.Allianzinvestors.com

Brigade Capital Management, LLC
(“Brigade”)
❑  Brigade is an asset management firm specializing in high yield and distressed debt investing with over $9 billion of assets under management.
❑ Brigade specializes in credit investing. It seeks long term growth of capital throughout market environments with a strong focus on capital preservation.
❑  As of June 21, 2012, Brigade (together with its affiliates) beneficially owned
 1,037 PFL Preferred Shares (32.8%) and 1,669 PFN Preferred Shares
 (25.1%), making it the second largest holder of Preferred Shares of each of the Funds.

Background
❑ Brigade is seeking one seat, i.e. minority representation at PFL and PFN -
 both with seven-member boards.
❑ The nomination is for the Preferred Shares trustee only. The Preferred
 Shares class of holders are entitled to two seats on each of the boards of
 PFL and PFN.
❑  The Timeline - Delay of the Annual Meeting
 – Nov. 12, 2010 - Funds disclose in their 2010 proxy statement that the next annual meeting is anticipated to be held in Dec. 2011.
 – July 14, 2011 - Brigade requests meeting with the Funds’ CEO to discuss concerns regarding Preferred Shares and to explore financing strategies.
 – Sept. 7, 2011 - Brigade meets with the CEO and members of the management team to discuss its views on alternative financing for ARPs and the Funds’ performance.
 – Sept. 21, 2011 - Brigade provides notice to the Funds of its intention to nominate Neal
 P. Goldman at the 2011 meeting.
 – Oct. 11, 2011 - Funds issue a press release stating that the 2011 annual meeting is being rescheduled to July 31, 2012, without any explanation for the 7-month delay.

Background (contd.)
❑  Timeline (contd.):
 – Nov. 11 & 17, 2011 - Brigade sends letters to the Funds stating that the 19-month gap between annual meetings of shareholders violates the Funds' Bylaws and requests that the 7-month delay be reconsidered.
 – Nov. 22, 2011 - Funds respond that the July 31, 2012 meeting date was consistent with their Bylaws and provide no explanation for the 7-month delay.
 – February 29, 2012 - The Massachusetts Superior Court for the Commonwealth of
 Massachusetts finds in favor of Brigade; Funds obtain a stay pending appeal; appeal process is continuing.

Reason for Solicitation
❑ Neither Fund has held a shareholder meeting since Dec. 2010. The Funds’
 unexplained and unilateral delay tactics violate shareholder rights. Trial court found violation of Bylaws (case on appeal).
❑ Despite attractive alternative sources of financing, neither PFL nor PFN have taken ANY steps to redeem the Preferred Shares.
❑ Funds’ failure to redeem Preferred Shares is in stark contrast to ARP redemptions effected by other taxable closed end funds. (See Slides 8-12)
❑ PFL’s 1-year and 5-year track records place them significantly below their peers. (Source: Bloomberg; See Slide 11)
❑ PFN’s 1-year and 5-year track records place them toward the bottom quartile on performance relative to peers. (Source: Bloomberg; See Slide 12)

Reason for Solicitation (contd.)
❑ Poor corporate governance - classified board and plurality voting with no director resignation policy.
❑  The Funds stated in their definitive proxy statement that even if Brigade were to succeed, they may consider expanding the size of the board and adding the losing trustee back on the board.
❑ If elected, Brigade’s nominee will seek redemption of ARPs because we believe it is in the best interest of all shareholders.

Cumulative ARPS Redemptions Announced by Quarter
2008
2009
2010
2011
2012
100%
80%
60%
40%
20%
0%
% of Pre-Crisis Outstanding ARPs
Crisis Begins: February, 2008
March, 2008
June, 2008
September, 2008
December, 2008
March, 2009
June, 2009
September, 2009
December, 2009
March, 2010
June, 2010
September, 2010
December, 2010
March, 2011
June, 2011
September, 2011
December, 2011
March, 2012
June, 2012*
Yet to be Redeemed
Redemptions Announced

*second quarter 2012 through May 28, 2012

Overall ARPs Redemptions
Source: The Investor’s Guide to Closed-End Funds (June, 2012), Thomas J. Herzfeld Advisors, Inc.

Closed-End Fund ARPs Redemptions by Type
Closed-End Fund-Issued ARPs in $ Billions
40
35
30
25
20
15
10
5
0
$4.3
$29.0
$5.2
$25.4
Taxable Fund - Issued ARPs
Municipal Fund - Issued ARPs
Redeemed or pending
Still Outstanding

Closed-End Fund ARPs Redemptions
Source: The Investor’s Guide to Closed-End Funds (June, 2012), Thomas J. Herzfeld Advisors, Inc.

Investment Advisor Scorecard

(through 5/28/12)

	ARPs $ mil. Before Crisis	$ mil. Redeemed or Pending	% Redeemed or Pending by Advisor
Nuveen Investments	$15,387	$15,387	100.00%
Cohen & Steers Capital Management, Inc.	$3,521	$3,521	100.00%
Calamos Advisors LLC	$2,303	$2,303	100.00%
John Hancock Advisers, LLC	$1,791	$1,791	100.00%
ING Clarion Capital, LLC	$1,480	$1,480	100.00%
Wells Fargo Funds Management (formerly Evergreen)	$970	$970	100.00%
Morgan Stanley Investment Advisors Inc. (Invesco)	$969	$969	100.00%
KA Fund Advisors, LLC	$880	$880	100.00%
Flaherty & Crumrine Incorporated	$821	$821	100.00%
Clough Capital Partners L.P.	$720	$720	100.00%
Tortoise Capital Advisors, LLC	$675	$675	100.00%
Aberdeen Asset Management Ltd.	$630	$630	100.00%
UBS Global Asset Management	$320	$320	100.00%
W.H. Reaves & Co., Inc.	$240	$240	100.00%
First Trust Advisors L.P.**	$238	$238	100.00%
Delaware Management Company	$180	$180	100.00%
J. & W. Seligman & Co. Incorporated	$75	$75	100.00%
Highland Capital Management, L.P.	$70	$70	100.00%
BlackRock Advisors, LLC	$9,827	$9,389	95.54%
Van Kampen Asset Management (Invesco)	$3,310	$3,110	93.96%
RMR Advisors	$129	$112	87.02%
Legg Mason Partners Fund Advisors, LLC (also see Western Asset Management Company)	$180	$145	80.56%
Eaton Vance Management	$5,005	$3,930	78.51%
Duff & Phelps Investment Management Co.***	$1,255	$943	75.10%
Neuberger Berman Management Inc.**	$1,027	$740	72.08%
Federated Investment Management Company	$115	$82	71.19%
Deutsche Asset Management	$845	$576	68.20%
Guggenheim Funds Distributors, Inc. (also see Flaherty & Crumrine Inc.)	$1,059	$558	52.67%
Franklin Advisers, Inc.	$190	$100	52.63%
Putnam Management	$614	$312	50.76%
Allianz Global Investors Fund Management LLC	$5,310	$2,311	43.52%
J.P. Morgan Investment Management	$66	$23	34.85%
T. Rowe Price*	$130	$45	34.29%
Pioneer Investment Management	$813	$228	28.07%
GAMCO Asset Management Inc.	$610	$153	25.08%
The Dreyfus Corporation	$571	$143	25.00%
Boulder Investment Advisers, LLC	$145	$29	20.03%
MFS Investment Management	$434	$75	17.26%
AllianceBernstein L.P.	$411	$55	13.49%
Western Asset Management Company (also see Legg Mason Partners Fund Advisors, LLC)	$492	$35	7.11%
U.S. Bancorp Asset Management (formerly FAF Advisors)	$88	$0	0.00%
Totals	**$63,895**	**$54,364**	**85.07%**

ARPs redemptions - Investment Advisor
Source: The Investor’s Guide to Closed-End Funds (June, 2012), Thomas J. Herzfeld Advisors, Inc.
❑ As of May 28, 2012, more
than 85% of ARPs issued by
taxable closed-end funds have
been redeemed or are
pending.
❑ In comparison, only 43% of
ARPs in funds managed by
Allianz Global Investors have
been redeemed, with NO
redemptions of PFL and PFN.

- PFL's 1-year and 5-year performance records place them significantly below its peers.

PFL US Equity | 99) Feedback | Page 2/4 Description: Performance

1) Profile | 2) Performance | 3) Holdings | 4) Organizational

PFL Returns 6/18/12

Return	Fund	Index	Peers	Pct
1 Wk	.52	N.A	-.77	N.A
1 Mo	2.36	N.A	1.00	N.A
3 Mo	7.38	N.A	2.93	N.A
YTD	17.05	N.A	6.55	N.A
1 Yr	.18	N.A	10.81	N.A
3 Yr	29.17	N.A	17.94	N.A
5 Yr	1.49	N.A	6.54	N.A
2011	-.77	N.A	9.83	N.A
2010	18.26	N.A	15.86	66
2009	93.87	N.A	49.39	90
2008	-48.03	N.A	-23.63	25
2007	-12.34	N.A	-3.45	10
2006	17.60	N.A	5.92	93
2005	-5.28	N.A	-1.74	9
2004	12.90	N.A	8.66	92
2003	N.A.	N.A	16.05	N.A
2002	N.A.	N.A	7.35	N.A

Relative %-1Yr vs Index	
Excess Return	N.A.
BETA	N.A.
Alpha	N.A.
Correlation	N.A.
Treynor	N.A.
R-Stat	N.A.
Information Ratio	N.A.
Tracking Error	N.A.

DVD	Curr	Income	Cap. Gain
YTD	USD	.48	.00
2011	USD	1.06	.00
2010	USD	1.13	.00
2009	USD	1.99	.00
2008	USD	1.43	.00
2007	USD	1.95	.00

Absolute% 1Yr	Fund	Index	Peers
Sharpe Ratio	.08	N.A.	1.29
Volatility	17.47	N.A.	11.02
Sortino Ratio	.08	N.A.	1.32
Downside Risk	12.51	N.A.	7.94

Peer Group (FSRC)

1 Yr	Rtn %	Vol %
Average	10.81	11.02
Standard Devi	8.48	4.68
Median	7.08	10.53

Dividend Statistics	
12 Month Yield	9.33%
Indicated Yield	9.24%
1 Yr Dividend Growth	-9.92%
3 Yr Dividend Growth	-1.83%
5 Yr Dividend Growth	-8.26%
Dividend Frequency	Monthly

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 173829 EDT GMT-4:00 H356-97-1 19-Jun-2012 10:43:15

Funds Performance - PFL
Source: Bloomberg. Data as of 6/18/2012

PFN US Equity | 99) Feedback | Page 2/4 Description: Performance

1) Profile | 2) Performance | 3) Holdings | 4) Organizational

PFN Returns 6/18/12

Return	Fund	Index	Peers	Pct
1 Wk	.20	N.A	.18	39
1 Mo	-.29	N.A	.95	26
3 Mo	4.90	N.A	.71	93
YTD	15.77	N.A	8.28	89
1 Yr	3.14	N.A	6.37	21
3 Yr	27.09	N.A	20.51	76
5 Yr	-.59	N.A	2.30	27
2011	-.08	N.A	6.54	21
2010	14.17	N.A	18.75	27
2009	92.68	N.A	62.95	91
2008	-53.62	N.A	-40.92	23
2007	-10.80	N.A	-9.97	47
2006	18.19	N.A	15.74	67
2005	-1.70	N.A	1.46	24
2004	N.A.	N.A	8.81	N.A
2003	N.A.	N.A	25.81	N.A
2002	N.A.	N.A	1.96	N.A

Relative %-1Yr vs Index	
Excess Return	N.A.
BETA	N.A.
Alpha	N.A.
Correlation	N.A.
Treynor	N.A.
R-Stat	N.A.
Information Ratio	N.A.
Tracking Error	N.A.

DVD	Curr	Income	Cap. Gain
YTD	USD	.42	.00
2011	USD	.78	.00
2010	USD	.92	.00
2009	USD	1.53	.00
2008	USD	1.40	.00
2007	USD	1.67	.00

Absolute% 1Yr	Fund	Index	Peers
Sharpe Ratio	.27	N.A.	.64
Volatility	15.39	N.A.	13.28
Sortino Ratio	.31	N.A.	.60
Downside Risk	10.26	N.A.	9.61

Peer Group (FSRC)

1 Yr	Rtn %	Vol %
Average	6.37	13.28
Standard Devi	5.74	5.24
Median	5.80	12.99

Dividend Statistics	
12 Month Yield	7.96%
Indicated Yield	9.44%
1 Yr Dividend Growth	-16.49%
3 Yr Dividend Growth	-7.24%
5 Yr Dividend Growth	-13.30%
Dividend Frequency	Monthly

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 173829 EDT GMT-4:00 H356-97-1 19-Jun-2012 10:42:36

Funds Performance - PFN
❑  PFN’s 1-year and 5-year track records place them toward the bottom quartile on performance relative to peers.
Source: Bloomberg. Data as of 6/18/2012

Funds Nominees
❑ James A. Jacobson: Mr. Jacobson served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution.
❑ Alan Rappaport: Mr. Rappoport has senior executive experience in the banking industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.
❑ Neither Mr. Jacobson nor Mr. Rapport have any portfolio management or fixed income investment experience. There is no evidence to suggest that they have advocated steps to provide liquidity to ARP investors. Moreover, both nominees lack public board experience, except that at the Funds.
 Neither owns any Preferred Shares.
❑ Each of the directors serve on 56 boards affiliated with the Funds, making it unlikely, in our view, that they can devote the requisite time and care required to act as a capable trustee and fiduciary of the Funds.

Brigade Nominee
 – Neal P. Goldman is one of the founding partners of Brigade Capital
 Management, LLC. - a $9 billion asset management firm.
 – Previously, Mr. Goldman was a Managing Director at MacKay Shields, LLC
 working in the high yield division from 2001-2006. Prior to joining MacKay
 Shields, Mr. Goldman was a Principal in the Special Situations Group at
 Banc of America Securities, where he specialized in distressed debt investing. Before Banc of America, Mr. Goldman worked at Salomon
 Brothers in the Merger and Acquisitions Group and as a Vice President in
 the High Yield Bond Department.
 – Mr. Goldman has public board experience having served on several boards including NII Holdings, Inc., where he helped create several hundred million dollars of shareholder value. He has an MBA from the University of Illinois and a BA from the University of Michigan.
 – Mr. Goldman's relevant experience in turnaround management, his valuable financial expertise, familiarity with mergers and acquisitions, capital markets transactions, private equity and his substantial board experience and corporate governance knowledge well qualifies him to serve as a Preferred
 Shares trustee of each of the Funds.

Conclusion
❑  The incumbent Preferred Shares nominees have failed to take steps to address
 ARP liquidity concerns. Other closed-end funds have taken advantage of alternative financing sources to redeem ARPs, especially in this current historically low interest rate environment. However, there is no evidence that suggests the incumbent Preferred Nominees have taken a lead in ensuring that the Funds redeem their ARPs.
❑ The Boards delayed the annual shareholder meeting by 7 months without providing any rationale for the delay. The Massachusetts Superior Court concurred with Brigade’s contention that the meeting delay was against the
 Funds’ Bylaws and that shareholder meeting must be held within twelve months of the last meeting.
❑  As the second largest holder of the Funds’ ARPs, Brigade’s interest is aligned with all other ARP holders. If elected, its nominee would seek redemption of the
 ARPs as soon as possible.
❑ Brigade’s nominee - Mr. Goldman - has the requisite board and industry experience to work with other board members to provide the much needed board oversight that has been missing under the current governance structure.